Investor Presentation – Discover Bank Subordinated Debt Issuance November 9, 2009 Exhibit 99.1

2
Notice
The following slides are part of a presentation by Discover Bank (the “Bank") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The Bank has prepared a preliminary offering circular dated November 9, 2009 (the “Preliminary Offering Circular”) to which this communication relates. Before you invest, you should read the Preliminary Offering Circular, including the documents incorporated by reference therein, for more information concerning the Bank, Discover Financial Services or the Subordinated Fixed Rate Notes of the Bank described herein. The
Bank and any underwriter or any dealer participating in the offering will arrange to send you a copy of the Preliminary Offering Circular if you request it by calling Goldman, Sachs & Co. toll free at (866) 471-2526.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable
GAAP figures are included in Discover Financial Services’ (“DFS” or the “Company”) Current Report on Form 8-K filed on September 17, 2009,
Quarterly Report on Form 10-Q for the quarter ended August 31, 2009, and the Company’s Annual Report on Form 10-K for the year ended
November 30, 2008, which are on file with the SEC and available on the Company’s website at
www.discoverfinancial.com.
Certain
reconciliations are also included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business
– Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of
Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30, 2008, and “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 28, 2009, May 31, 2009 and August 31, 2009, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover®, PULSE®, Cashback Bonus®, Discover® Network and Diners Club International®. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

Debt Issuance Overview
General corporate purposes
Use of proceeds:
Goldman, Sachs & Co.
Bookrunner:
Minimum denominations of $250,000 and multiples of
$1,000 in excess thereof
Denominations:
3.625% due August 15, 2019
Treasury Benchmark:
November [ ], 2019
Expected Maturity:
November [ ], 2009
Expected Pricing:
$[TBD]
Principal Amount:
Ba1 (neg)
/ BBB-
(stable)
/ BBB-
(neg)
(Moody’s / S&P / Fitch)
(1)
Expected Ratings:
Subordinated Fixed Rate Notes
Exempt from Registration under Section 3(a)(2)
Security Description:
Discover Bank
Issuer:
The Notes are not deposits of the Bank and are not insured by the FDIC or any other governmental agency, or guaranteed by the FDIC or any other governmental agency. The Notes are issued by the Bank and are not obligations of, or guaranteed by, the Bank’s parent company, Discover Financial Services, or any other affiliate of the Bank.
(1) Security ratings are not recommendations to buy, sell or hold the Notes and are subject to revision or withdrawal at any time.

Rationale for Discover Bank Debt Issuance
•
Provides capital benefits both at the Discover Financial
Services consolidated and Discover Bank levels
•
Enhances Tier 2 capital to both the Discover Financial
Services consolidated and Discover Bank capital structure
–
Currently Tier 2 capital includes only loan loss reserves
and, at the Discover Bank level, certain inter-company
debt
–
Provides additional liquidity

DISCOVER BANK

DISCOVER

DISCOVER

pulse

DISCOVER BANK

Diners Club INTERNATIONAL

DFS: An Overview
(1)
Note(s)
1. Balances as of August 31, 2009 (Fiscal 3Q09); volume based on the trailing four quarters ending August 31, 2009
• Leading cash rewards program
• $48Bn in managed credit card
receivables
• $29Bn deposit base
• $3Bn personal and student loans
•
$110Bn volume
•
4,500+ issuers
•
$97Bn volume
•
30+ issuers
•
$26Bn volume
•
49 franchises
•
185 countries/ territories
PIN Debit/ ATM Network
International Signature Network
North American Signature Network

DFS: Management Team
9 EVP, Card Programs & Chief
Marketing Officer
48 Harit Talwar
2
1
SVP & Treasurer
SVP & Chief Accounting Officer
49
42
Steve Etherington
Mark Zaeske
7 SVP & Chief Credit Risk Officer 57 James Panzarino
11 EVP, Payment Services 52 Diane Offereins
9 EVP, Cardmember Services &
Consumer Banking
47 Carlos Minetti
27 EVP, Gen Counsel & Secretary 49 Kathryn McNamara Corley
4 EVP & CFO 56 Roy Guthrie
11 President & COO 45 Roger Hochschild
11 Chairman & CEO 48 David Nelms
Years at
DFS Position Age Name

DFS: Highlights
•
Credit quality leader
–
Conservative portfolio by geography, tenure and
demographics
–
Controlled growth and underwriting
•
Unique opportunities to accelerate growth / diversify revenues
–
Direct-to-consumer deposits
–
Global credit and debit payments businesses
•
Emphasis on strong capital, funding and liquidity profile

734 738 734 732 739 737
2004 2005 2006 2007 2008 2009
73%
44%
43%
88%
37%
33%
68%
82%
Married Homeowner College
Graduate
Income >
$75K
Discover Other Issuers
10%
12%
12%
15%
15%
17%
6%
6%
6%
6%
8%
8%
DFS JPM COF C BAC AXP
California Florida
DFS: Conservative Portfolio/Customer Profile
72%
63%
56%
53%
74%
81%
DFS C BAC AXP COF JPM
Average FICO of New Accounts (1) Demographic Profile (2)
Notes:
1. Internal Data, 2009 FICO data is fiscal YTD, through Sept 30, 2009
2. 2008 TNS Card Research
3. Master Trust Receivables; Trust Data as of: Discover (DFS): Jul-09, AMEX (AXP): Jul-09, BofA (BAC): Sep-09, Capital One (COF): Mar-09, Citi (C ): Jun-09,
JPM Chase (JPM): Jun-09.  JPM represents Chase Issuance Trust (CHAIT) only
Tenure (3) Geography (3)
>5 years
(YTD)

Managed Net Charge-off Rate – 3Q09
(1)
DFS: Credit Quality Leader
8.6%
8.9%
9.6%
10.2%
10.3%
13.9%
DFS AXP COF C JPM BAC
(2) (3)
(4)
(3) (5) (3)
Loss Guidance – Total Managed Portfolio
• Continue to expect 4Q09 managed
net charge-off rate* to be in range of
8.5-9% versus 8.4% in 3Q09
• Will continue to maintain reserves
reflecting credit conditions
Source: Company Earnings Releases
Note(s)
1. Reported, as of fiscal 3Q09
2. U.S Card, Credit card only, please refer to p.19 for reconciliation of GAAP to managed data
3. U.S Card
4. NA Card
5. Card Services, 9.4% excluding WaMu
U.S. Credit Card Portfolio
* - includes credit card, student and personal loan portfolios

3Q 07 – 3Q 09 CAGR: 94%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Priorities Growth in Direct Deposits (Bn)
Direct-to-Consumer Deposit Growth
• Create best-in-class
customer experience
• Expand product suite
• Grow time deposits to
improve maturity balance
• Increase Discover deposits
advertising/marketing
$7.0
$8.1
$10.2
$6.1
$4.8
$3.8
$3.2
$3.0
$2.7
Note Includes deposits originated through affinity relationships

DISCOVER
BANK

DISCOVER
NETWORK
pulse
Diners Club
INTERNATIONAL

11 DFS: Global Payments 2009 2010 2011 • In July the Pulse network became the global ATM network for Diners Club • By year-end 2009 Discover cards are expected to be accepted in over 50 countries

DFS: Managed Loan Loss Provisions
(1)
691
829
1004
1079
157
165
$1,106
$1,334
$1,111
340
(21)
292
(134)
123
(50)
$924
4Q08 1Q09 2Q09 3Q09
Net Charge-offs Reserve Build/Release Impact of ABS Maturities/Issuance
(2)
Note(s)
1. Please refer to p. 19 for reconciliation of GAAP to managed data
2. ABS maturities funded on-balance sheet

Non-interest Expense
(2)
(%) Managed Net Interest Margin
(1)
(%)
8.08%
7.75%
8.55%
9.42%
2006 2007 2008 YTD 3Q09
DFS: Margin Expansion and Expense Control
5.56%
5.28%
4.93%
4.27%
2006 2007 2008 YTD 3Q09
Note(s)
1. Managed net interest income as a percent of average managed loans, please refer to p. 20 for reconciliation of GAAP to managed data
2. Non-interest expense as a percent of average managed loans, please refer to p. 20 for reconciliation of GAAP to managed data
3. Annualized based on YTD 3Q09 numbers
(3)
(3)

CARD Act
•
Recent credit card reform legislation (CARD Act)
–
Repricing restrictions
Risk-based pricing
Delinquency repricing
–
Payment allocation
Promotional rates
Cash advance rates
–
Opt-in on overlimit fees
•
Potential impact
–
Pricing strategies – redistribution of consumer economics
–
Promotional offers – availability, pricing and duration

DFS Capital Ratios- 3Q09
(1)
Note(s)
1. Sourced from Company Earnings Releases and filings – Fiscal 3Q09
2. COF Tier 2 ratio as of 2Q09, 3Q09 Tier 2 number not yet reported
3. Ratio = ( Tier 2 Capital / RWA )
Tier 2 Ratios
(1) (3)
DFS 1.3%
C 3.9%
BAC 4.2%
COF 3.8%
JPM 3.6%
AXP 2.1%
Tier 1 Ratios
(1)
14.6%
12.7%
12.5%
11.8%
10.2%
9.7%
DFS C BAC COF JPM AXP
(2)

Pro-Forma Tier 1 Risk-Weighted
Capital Ratio (%)
Discover Bank: Estimated Impact of FAS 166/167
12.61%
2.35%
10.26%
9/30/2009 Actual FAS 166/167 9/30/2009
Proforma
$1.7
$2.1
$3.8
9/30/2009 Actual FAS 166/167 9/30/2009
Proforma
Well-Capitalized: 6%
Pro-Forma Loan
Loss Reserves ($Bn)
(1)
Note(s)
1. FAS 166/167 implementation (expected 12/2009) assumes historic costs for asset/liability consolidation, 3Q09 credit card reserve rate used for calculating additional allowance or loan losses
(1)

54%
35%
34%
5%
18%
45%
3%
6%
  June 07 Spin-off 3Q09
Other
Direct-to-Consumer & Affinity Deposits
Brokered Deposits
ABS
5.1
10.6
2.4
1.5
2.5
2.4
6.4
$20.9
$10.0
  June 07 Spin-off 3Q09
Fed Discount Window
Committed Credit
ABCP Open Lines
Liquidity Reserve
DFS: Funding and Liquidity
Funding Mix (%) Contingent Liquidity ($Bn)
$49Bn
$56Bn

18
•
Equity Raise – July
–
First offering of public equity since spin-off from Morgan Stanley
–
Sold approximately 60 million shares raising $534 million
•
Senior Debt Issuance – July
–
$400MM of 10.25% senior notes, first bond offering from DFS since spin in 2007
–
Senior notes were well received by the market
•
ABS TALF Transactions – July / September
–
Prime credit card TALF eligible transaction
–
$1.5Bn, 3 year maturity (July)
–
$1.3Bn, 3 year maturity (September)
–
Priced at 1ML+130bps (Both transactions)
–
Well distributed, attracting TALF and non-TALF investors
–
Credit card ABS market (TALF & non-TALF) currently unavailable, awaiting resolution of FDIC / legal isolation issue related to upcoming accounting changes
DFS: Recent Capital Market Transactions

Appendix:
DFS: Reconciliation of GAAP to Managed Data
3Q09 (8/31/2009)
Average Credit Card Loans ($000s)
GAAP Basis $24,051,037
Securitization Adjustments 24,590,853
Managed Basis $48,641,890
Managed Net Charge-off Rate (%)
GAAP Basis 8.48%
Securitization Adjustments 8.77%
Managed Basis 8.63%
4Q08 1Q09 2Q09 3Q09
Provisions for Loan Losses ($000s)
GAAP Basis $714,176 $937,813 $643,861 $380,999
Securitization Adjustments 391,795 395,860 467,371 543,428
Managed Basis $1,105,971 $1,333,673 $1,111,232 $924,427
Note: Charge off rates apply to managed credit card portfolio

FY2006 FY 2007 FY 2008 YTD 3Q09
Average Total Loans ($000s)
GAAP Basis $19,252,929 $19,947,784 $21,348,493 $27,454,927
Securitization Adjustments 25,156,303 26,965,690 27,662,655 23,868,274
Managed Basis $44,409,232 $46,913,474 $49,011,148 $51,323,201
Net Interest Income ($000s)
GAAP Basis $1,372,912 $1,361,132 $1,404,559 $1,569,868
Securitization Adjustments 2,216,995 2,276,414 2,784,351 2,060,392
Managed Basis $3,589,907 $3,637,546 $4,188,910 $3,630,260
Net Interest Margin (%)
GAAP Basis 7.13% 6.82% 6.58% 7.62%
Securitization Adjustments 8.81% 8.44% 10.07% 11.50%
Managed Basis 8.08% 7.75% 8.55% 9.42%
Non-interest Expense ($000s) $2,467,058 $2,478,214 $2,415,797 $1,643,589
Non-interest Expense (%)
GAAP Basis 12.81% 12.42% 11.32% 7.97%
Securitization Adjustments 0.00% 0.00% 0.00% 0.00%
Managed Basis 5.56% 5.28% 4.93% 4.27%
Appendix:
DFS: Reconciliation of GAAP to Managed Data (cont’d)
Note: Total loans include credit card, personal loan and student loan portfolios

Investor Presentation – Discover Bank Subordinated Debt Offering November 9, 2009